UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2019
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Del Taco Restaurants, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-36197	46-3340980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25521 Commercentre Drive
Lake Forest, CA 92630
(Address of Principal executive offices, including Zip Code)

(949) 462-9300
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TACO	NASDAQ Capital Market
Warrants, each exercisable for one share of common stock	TACOW	NASDAQ Capital Market

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed, on August 18, 2019 Patrick D. Walsh resigned from the Board of Directors of Del Taco Restaurants, Inc. (the “Company”). The Company notified the NASDAQ Stock Market (“NASDAQ”) that, as a result of Mr. Walsh’s resignation, the Company was no longer in compliance with the requirements of NASDAQ Listing Rule 5605 to have a Board comprised of a majority of independent directors and an Audit Committee comprised of at least three members who satisfy certain criteria. On August 21, 2019, in response to the Company’s notice, NASDAQ issued a letter to the Company acknowledging the Company’s noncompliance and confirming that, consistent with NASDAQ Listing Rule 5605(b)(1)(A) and 5605(c)(4), the Company can rely on a cure period allowing the Company to regain compliance by the earlier of the Company’s next annual meeting of stockholders or August 18, 2020; or, if the Company’s next annual meeting of stockholders is held before February 14, 2020, by February 14, 2020.
In light of the departure of Mr. Walsh, the Board of Directors of the Company plans to examine whether other non-employee directors qualify as “independent” directors according to the rules and regulations of the SEC and the NASDAQ listing standards. In particular, the Board plans to review all relevant identified transactions or relationships between Ari B. Levy and Lawrence F. Levy and the Company, the Company’s senior management and the Company’s independent registered public accounting firm to determine whether either or both are free of any relationship that would impair his individual exercise of independent judgment with regard to the Company. Ari B. Levy and Lawrence F. Levy were initially precluded from being deemed “independent” pursuant to NASDAQ Listing Rule 5605(a)(2)(A) due to their employment relationships with our predecessor, Levy Acquisition Corp., which employment relationships terminated more than 3 years ago on June 30, 2015. These prior employment relationships no longer preclude a determination of independence.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL TACO RESTAURANTS, INC.

By:	/s/ Steven L. Brake
Name:	Steven L. Brake
Title:	Executive Vice President and Chief Financial Officer

Date: August 22, 2019